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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 2, 2005

                          DOCUMENT SCIENCES CORPORATION
               (Exact Name of Registrant as Specified in Charter)

             Delaware                  0-20981               33-0485994
   (State or Other Jurisdiction      (Commission           (IRS Employer
         of Incorporation)           File Number)       Identification No.)

                  5958 Priestly Drive
                  Carlsbad, California                           92008
        (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (760) 602-1400

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On November 2, 2005, Document Sciences Corporation issued a press release to report its financial results for the year and third fiscal quarter of 2005. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

        The information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

        (c)    Exhibits:

        The following exhibit is furnished with this Current Report on Form 8-K:

         Exhibit Number    Description of Exhibit
         --------------    -----------------------------------------------------
             99.1          Press release, dated November 2, 2005, reporting
                           Document Sciences Corporation's financial results for the third fiscal quarter of 2005.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 2, 2005
                                        DOCUMENT SCIENCES CORPORATION

                                        By:   /s/ John L. McGannon
                                              ----------------------------------
                                        Name: John L. McGannon
                                        Its:  President, Chief Executive Officer
                                              and Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT NUMBER    DESCRIPTION
--------------    --------------------------------------------------------------
99.1              Press release,  dated November 2, 2005,  reporting Document
                  Sciences Corporation's financial results for the year and third fiscal quarter of 2005.

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